Related party transactions - Summary of transactions and balances during the year with key management personnel (Details) - Key management personnel of entity or parent - GBP (£) £ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure of transactions between related parties [line items]
Advances and credits	£ 0	£ 30
Deposits	21,000	11,000
Advances and credits, highest amount during the year	0	80
Deposits, highest amount during the year	£ 32,000	£ 18,000